Exhibit 99.2

SunTrust Banks, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS

	Three Months Ended			%
	2003		2002	Change
EARNINGS & DIVIDENDS
Period Ended March 31
(Dollars in millions except per share data)

Net income	$327.8		$304.9	7.5%

Earnings per share
Diluted	$1.17		$1.06	10.4
Basic	1.18		1.07	10.3

Dividends paid per common share	0.45		0.43	4.7
Average shares outstanding (000s)
Diluted	281,330		287,375	(2.1)
Basic	278,631		284,055	(1.9)

KEY RATIOS
Return on average assets less net unrealized gains on securities (1)	1.15%		1.21%	(5.0)%
Return on average total assets (1)	1.12		1.18	(5.1)
Return on average realized equity (1)	18.16		18.37	(1.1)
Return on average total equity (1)	15.13		14.74	2.6
Net interest margin (2)	3.21		3.51	(8.5)
Efficiency ratio	59.26		58.14	1.9

Period Ended March 31
Book value per share	31.06		29.97	3.6
Equity to assets	7.24		8.07	(10.3)
Tier 1 capital ratio	7.35	(3)	7.73	(4.9)
Total capital ratio	11.25	(3)	12.05	(6.6)
Tier 1 leverage ratio	7.12	(3)	7.60	(6.3)

CONDENSED BALANCE SHEETS (Dollars in millions)
Average Balances
Securities available for sale	$23,256		$18,958	22.7%
Loans held for sale	8,045		4,084	97.0
Loans	73,050		69,695	4.8
Other earning assets	3,210		3,052	5.2
Allowance for loan losses	(942)		(897)	5.0
Intangible assets	1,553		1,183	31.3
Other assets	10,104		8,721	15.9

Total assets	$118,276		$104,796	12.9

Consumer and commercial deposits	$67,467		$62,211	8.4
Purchased liabilities (4)	23,772		16,939	40.3
Long-term debt	11,783		12,273	(4.0)
Other liabilities	6,468		4,987	29.7

Total liabilities	109,490		96,410	13.6
Realized shareholders’ equity	7,323		6,730	8.8
Accumulated other comprehensive income	1,463		1,656	(11.7)

Total liabilities and shareholders’ equity	$118,276		$104,796	12.9

Period Ended March 31
Securities available for sale	$24,241		$20,201	20.0
Loans held for sale	8,221		3,441	138.9
Loans	73,850		70,849	4.2
Other earning assets	3,295		2,981	10.5
Allowance for loan losses	(931)		(928)	0.4
Intangible assets	1,577		1,628	(3.1)
Other assets	9,809		8,073	21.5

Total assets	$120,062		$106,245	13.0

Consumer and commercial deposits	$69,726		$65,620	6.3
Purchased liabilities (4)	23,593		15,243	54.8
Long-term debt	11,842		12,210	(3.0)
Other liabilities	6,203		4,595	35.0

Total liabilities	111,364		97,668	14.0
Realized shareholders’ equity	7,317		6,818	7.3
Accumulated other comprehensive income	1,381		1,759	(21.5)

Total liabilities and shareholders’ equity	$120,062		$106,245	13.0

(1)	SunTrust presents a return on average assets less net unrealized gains on securities and a return on average realized equity. These performance measures exclude the net unrealized gains on the Company's securities portfolio. Due to its ownership of 48 million shares of common stock of The Coca-Cola Company, the Company believes this is a more indicative performance measure when being compared to other companies.
(2)	Net interest income and net interest margin include the effects of taxable-equivalent adjustments.
(3)	Current period tier 1 capital, total capital and tier 1 leverage ratios are estimated as of the press release date.
(4)	Purchased liabilities include foreign and brokered deposits, funds purchased and other short-term borrowings.

SunTrust Banks, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS

	Three Months Ended
			%
	2003	2002	Change
CREDIT DATA ($ in thousands)
Period Ended March 31
Allowance for loan losses—beginning	$930,114	$867,059	7.3%
Allowance from acquisitions and other activity—net	—	15,531	(100.0)
Provision for loan losses	80,803	163,575	(50.6)
Net charge-offs
Business credit card	569	35	1,525.7
Consumer	35,775	25,652	39.5
Residential	2,440	1,915	27.4
Commercial	41,053	90,960	(54.9)

Allowance for loan losses—ending	$931,080	$927,603	0.4

Total net charge-offs	$79,837	$118,562	(32.7)
Net charge-offs to average loans	0.44%	0.69%	(36.2)
Period Ended March 31
Nonaccrual loans	$520,052	$534,225	(2.7)
Other real estate owned (OREO)	18,064	18,480	(2.3)
Other repossessed assets	10,279	23,648	(56.5)

Total nonperforming assets	$548,395	$576,353	(4.9)

Total nonaccrual loans to total loans	0.70%	0.75%	(6.7)
Total nonperforming assets to total loans plus OREO and other repossessed assets	0.74	0.81	(8.6)
Allowance to period-end loans	1.26	1.31	(3.8)
Allowance to nonaccrual loans	179.0	173.6	3.1

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	As of March 31		Increase/(Decrease)
	2003	2002	Amount	%
ASSETS

Cash and due from banks	$3,817,238	$3,110,694	$706,544	22.7%
Interest-bearing deposits in other banks	10,809	366,775	(355,966)	(97.1)
Trading assets	1,861,777	1,721,314	140,463	8.2
Securities available for sale (1)	24,241,046	20,200,519	4,040,527	20.0
Funds sold and securities purchased under agreements to resell	1,422,896	893,186	529,710	59.3
Loans held for sale	8,220,705	3,440,609	4,780,096	138.9

Loans	73,849,829	70,849,149	3,000,680	4.2
Allowance for loan losses	(931,080)	(927,603)	(3,477)	0.4

Net loans	72,918,749	69,921,546	2,997,203	4.3

Goodwill	967,949	968,340	(391)	—
Other intangible assets	609,211	659,777	(50,566)	(7.7)
Other assets	5,991,767	4,962,062	1,029,705	20.8

Total Assets (2)	$120,062,147	$106,244,822	$13,817,325	13.0

LIABILITIES

Noninterest-bearing consumer and commercial deposits	$17,964,170	$15,112,654	$2,851,516	18.9
Interest-bearing consumer and commercial deposits	51,761,607	50,507,691	1,253,916	2.5

Total consumer and commercial deposits	69,725,777	65,620,345	4,105,432	6.3
Brokered deposits	4,180,861	2,394,722	1,786,139	74.6
Foreign deposits	4,099,738	1,491,740	2,607,998	174.8

Total deposits	78,006,376	69,506,807	8,499,569	12.2

Funds purchased and securities sold under agreements to repurchase	14,619,021	10,254,209	4,364,812	42.6
Other short-term borrowings	693,129	1,101,870	(408,741)	(37.1)
Long-term debt	11,842,215	12,210,021	(367,806)	(3.0)
Trading liabilities	1,048,005	675,436	372,569	55.2
Other liabilities	5,155,112	3,919,190	1,235,922	31.5

Total liabilities	111,363,858	97,667,533	13,696,325	14.0

SHAREHOLDERS’ EQUITY

Preferred stock, no par value	—	—	—	—
Common stock, $1.00 par value	294,163	294,163	—	—
Additional paid in capital	1,275,642	1,276,559	(917)	(0.1)
Retained earnings	6,523,222	5,661,825	861,397	15.2
Treasury stock and other	(775,550)	(414,518)	(361,032)	87.1

Realized shareholders’ equity	7,317,477	6,818,029	499,448	7.3

Accumulated other comprehensive income	1,380,812	1,759,260	(378,448)	(21.5)

Total shareholders’ equity	8,698,289	8,577,289	121,000	1.4

Total Liabilities and Shareholders’ Equity	$120,062,147	$106,244,822	$13,817,325	13.0

Common shares outstanding	280,023,826	286,207,564	(6,183,738)	(2.2)
Common shares authorized	750,000,000	750,000,000	—	—
Treasury shares of common stock	14,138,931	7,955,193	6,183,738	77.7

(1) Includes net unrealized gains of:	2,207,002	2,764,849	(557,847)	(20.2)
(2) Includes earning assets of:	107,400,060	94,706,703	12,693,357	13.4

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

	Three Months Ended
	March 31		Increase/(Decrease)
	2003	2002	Amount	%
Interest income	$1,218,121	$1,297,589	$(79,468)	(6.1)%
Interest expense	395,651	499,483	(103,832)	(20.8)

NET INTEREST INCOME	822,470	798,106	24,364	3.1
Provision for loan losses	80,803	163,575	(82,772)	(50.6)

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	741,667	634,531	107,136	16.9

NONINTEREST INCOME

Service charges on deposit accounts	157,821	145,976	11,845	8.1
Trust and investment management income	120,795	129,087	(8,292)	(6.4)
Retail investment services	37,468	31,286	6,182	19.8
Other charges and fees	78,271	70,389	7,882	11.2
Mortgage production	38,804	5,821	32,983	566.6
Mortgage servicing	(47,024)	(6,332)	(40,692)	(642.6)
Investment banking income	33,812	44,824	(11,012)	(24.6)
Trading account profits and commissions	30,793	25,658	5,135	20.0
Credit card and other fees	28,673	31,227	(2,554)	(8.2)
Other noninterest income	26,207	49,147	(22,940)	(46.7)
Securities gains	42,039	63,450	(21,411)	(33.7)

Total noninterest income	547,659	590,533	(42,874)	(7.3)

NONINTEREST EXPENSE

Personnel expense	473,725	460,225	13,500	2.9
Net occupancy expense	57,722	54,010	3,712	6.9
Outside processing and software	57,054	54,269	2,785	5.1
Equipment expense	43,470	43,748	(278)	(0.6)
Marketing and customer development	24,879	25,195	(316)	(1.3)
Amortization of intangible assets	16,717	6,532	10,185	155.9
Merger-related expenses (2)	—	15,998	(15,998)	(100.0)
Other noninterest expense	144,662	152,902	(8,240)	(5.4)

Total noninterest expense	818,229	812,879	5,350	0.7

INCOME BEFORE INCOME TAXES	471,097	412,185	58,912	14.3
Provision for income taxes	143,249	107,304	35,945	33.5

NET INCOME	$327,848	$304,881	$22,967	7.5

Net interest income (taxable-equivalent)(1)	833,013	807,651	25,362	3.1

Earnings per share
Diluted	1.17	1.06	0.11	10.4
Basic	1.18	1.07	0.11	10.3

Cash dividends paid per common share	0.45	0.43	0.02	4.7
Average shares outstanding (000s)
Diluted	281,330	287,375	(6,045)	(2.1)
Basic	278,631	284,055	(5,424)	(1.9)

(1)	Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.
(2)	Results include merger-related expenses of $10.4 million, net of tax, for the three months ended March 31, 2002, for the Company's acquisition of the Florida franchise of Huntington Bancshares

SunTrust Banks, Inc. and Subsidiaries

SELECTED FINANCIAL INFORMATION

	1st QTR. 2003	4th QTR. 2002	3rd QTR. 2002	2nd QTR. 2002	1st QTR. 2002
RESULTS OF OPERATIONS
(in thousands, except per share data)

Net interest income	$822,470	$827,101	$805,114	$813,388	$798,106
Provision for loan losses	80,803	96,500	98,699	111,018	163,575

Net credit income	741,667	730,601	706,415	702,370	634,531
Securities gains	42,039	39,547	45,813	55,737	63,450
Other noninterest income	505,620	488,177	503,070	545,950	527,083

Net credit and noninterest income	1,289,326	1,258,325	1,255,298	1,304,057	1,225,064
Noninterest expense	818,229	836,407	776,152	793,982	812,879

Income before income taxes	471,097	421,918	479,146	510,075	412,185
Provision for income taxes	143,249	81,668	136,153	166,390	107,304

Net Income	$327,848	$340,250	$342,993	$343,685	$304,881

Net interest income (taxable-equivalent)	833,013	837,341	815,127	823,112	807,651

Earnings per share
Diluted	$1.17	$1.20	$1.20	$1.20	$1.06
Basic	1.18	1.21	1.21	1.22	1.07

Dividends paid per common share	0.45	0.43	0.43	0.43	0.43
Average shares outstanding (000s)
Diluted	281,330	283,595	285,991	287,288	287,375
Basic	278,631	280,364	282,310	283,293	284,055

SELECTED AVERAGE BALANCES
(in millions)
Total assets	$118,276	$114,828	$107,846	$106,492	$104,796
Earning assets	105,249	101,895	95,562	94,741	93,198
Unrealized gains on securities available for sale	2,312	2,553	2,904	2,878	2,591
Loans	73,050	72,669	71,696	70,985	69,695
Interest-bearing liabilities	86,834	83,437	78,275	77,998	76,828
Total deposits	77,847	75,159	71,098	70,646	67,644
Shareholders' equity	8,787	8,823	8,943	8,743	8,386

SELECTED RATIOS
Net interest margin	3.21%	3.26%	3.38%	3.48%	3.51%
Return on average assets less net unrealized gains on securities	1.15	1.20	1.30	1.33	1.21
Return on average total assets	1.12	1.18	1.26	1.29	1.18
Return on average realized equity	18.16	18.74	19.18	19.97	18.37
Return on average total equity	15.13	15.30	15.22	15.77	14.74

CREDIT DATA
(Dollars in thousands)
Allowance for loan losses—beginning	$930,114	$929,320	$928,932	$927,603	$867,059
Allowance from acquisitions and other activity—net	—	—	—	—	15,531
Provision for loan losses	80,803	96,500	98,699	111,018	163,575
Net charge-offs	79,837	95,706	98,311	109,689	118,562

Allowance for loan losses—ending	$931,080	$930,114	$929,320	$928,932	$927,603

Net charge-offs to average loans	0.44%	0.52%	0.54%	0.62%	0.69%
Period Ended
Nonaccrual loans	$520,052	$510,974	$553,812	$478,952	$534,225
Other real estate owned (OREO)	18,064	17,972	15,002	18,256	18,480
Other repossessed assets	10,279	13,030	25,925	21,323	23,648

Total nonperforming assets	$548,395	$541,976	$594,739	$518,531	$576,353

Total nonaccrual loans to total loans	0.70%	0.70%	0.76%	0.67%	0.75%
Total nonperforming assets to total loans plus OREO and other repossessed assets	0.74	0.74	0.82	0.72	0.81
Allowance to period-end loans	1.26	1.27	1.28	1.29	1.31
Allowance to nonacrual loans	179.0	182.0	167.8	194.0	173.6

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED DAILY AVERAGE BALANCES,

AVERAGE YIELDS EARNED AND RATES PAID

(Dollars in millions; yields on taxable-equivalent basis)

	Three Months Ended
	March 31, 2003		March 31, 2002
	Average Balances	Yields/ Rates	Average Balances	Yields/ Rates
Assets
Loans:
Real estate 1-4 family	$14,622.6	6.30%	$15,023.4	7.11%
Real estate construction	3,947.4	4.87	3,637.4	5.70
Real estate equity	5,417.8	4.61	3,161.5	5.45
Real estate commercial	9,105.3	5.25	8,329.9	6.15
Commercial	27,837.8	3.94	27,852.5	4.44
Credit card	119.7	7.26	86.5	8.05
Consumer—direct	3,755.2	5.36	4,496.8	6.25
Consumer—indirect	7,711.0	7.32	6,513.0	8.16
Nonaccrual	533.0	2.03	593.6	2.55

Total loans	73,049.8	5.11	69,694.6	5.81
Securities available for sale:
Taxable	20,554.3	3.53	15,943.1	5.55
Tax-exempt	390.1	6.57	424.4	6.95

Total securities available for sale	20,944.4	3.58	16,367.5	5.58
Funds sold and securities purchased under agreement to resell	1,472.9	1.25	1,175.7	1.79
Loans held for sale	8,044.7	5.52	4,084.4	6.62
Interest-bearing deposits	11.6	1.15	328.6	1.86
Trading assets	1,725.6	0.96	1,547.3	1.65

Total earning assets	105,249.0	4.73	93,198.1	5.69
Allowance for loan losses	(942.0)		(897.3)
Cash and due from banks	3,475.4		3,360.2
Premises and equipment	1,603.4		1,613.1
Other assets	6,578.8		4,931.3
Unrealized gains on securities
available for sale	2,311.6		2,590.7

Total assets	$118,276.2		$104,796.1

Liabilities and Shareholders' Equity
Interest-bearing deposits:
NOW accounts	$11,326.5	0.53%	$9,620.0	0.76%
Money Market accounts	21,856.3	1.12	19,191.0	1.77
Savings	6,218.6	0.91	6,271.9	1.54
Consumer time	8,435.3	2.93	9,040.8	4.13
Other time	3,442.3	1.89	3,491.6	3.57

Total interest-bearing consumer and commercial deposits	51,279.0	1.31	47,615.3	2.12
Brokered deposits	3,914.5	3.47	2,646.9	6.16
Foreign deposits	6,465.4	1.23	2,785.5	1.70

Total interest-bearing deposits	61,658.9	1.45	53,047.7	2.30
Funds purchased and securities sold under agreements to repurchase	12,644.7	1.03	10,241.5	1.39
Other short-term borrowings	747.2	1.15	1,265.5	1.54
Long-term debt	11,782.9	4.85	12,273.0	5.23

Total interest-bearing liabilities	86,833.7	1.85	76,827.7	2.64
Noninterest-bearing deposits	16,187.8		14,596.1
Other liabilities	6,468.1		4,986.4
Realized shareholders' equity	7,323.1		6,729.8
Accumulated other comprehensive income	1,463.5		1,656.1

Total liabilities and shareholders' equity	$118,276.2		$104,796.1

Interest rate spread		2.88%		3.05%

Net Interest Margin		3.21%		3.51%

SunTrust Banks, Inc. and Subsidiaries

APPENDIX A TO THE PRESS RELEASE

(Dollars in thousands)

	1st QTR.		4th QTR.	3rd QTR.	2nd QTR.	1st QTR.
	2003		2002	2002	2002	2002

In the first quarter of 2003, the Company began to record certain mortgage origination costs for mortgage loans held for sale as a reduction of mortgage production income to conform to industry practice. All prior periods have been reclassified to reflect current practice. The following table discloses the components of the reclassification for the Mortgage line of business and consolidated SunTrust.

Mortgage Line of Business Contribution

Net interest revenue	$123,425	(1)	$110,467	$84,201	$85,293	$89,863
Mortgage production—after reclassification	38,804		61,278	22,265	2,954	5,821
Mortgage servicing	(47,024)		(68,087)	(36,476)	807	(6,332)
Other noninterest revenue	11,011	(1)	11,936	7,685	7,518	7,901

Total noninterest revenue—after reclassification	2,791	(1)	5,127	(6,526)	11,279	7,390
Total noninterest expense—after reclassification	68,425	(1)	64,884	45,259	53,709	61,791

Total contribution before taxes	$57,791	(1)	$50,710	$32,416	$42,863	$35,462

Components of Reclassification—Mortgage line of business
Mortgage production—originally reported			$103,254	$54,252	$27,090	$30,570
Reclassification of expenses related to mortgage production			(41,976)	(31,987)	(24,136)	(24,749)

Mortgage production—after reclassification			$61,278	$22,265	$2,954	$5,821

Total noninterest expense—originally reported			$106,860	$77,246	$77,845	$86,540
Reclassification of expenses related to mortgage production			(41,976)	(31,987)	(24,136)	(24,749)

Total noninterest expense—after reclassification			$64,884	$45,259	$53,709	$61,791

Components of Reclassification—Consolidated SunTrust
Mortgage production—originally reported			$103,254	$54,252	$27,090	$30,570
Reclassification of expenses related to mortgage production			(41,976)	(31,987)	(24,136)	(24,749)

Mortgage production—after reclassification			$61,278	$22,265	$2,954	$5,821

Total personnel expense—originally reported			$498,165	$467,324	$490,917	$484,974
Reclassification of expenses related to mortgage production			(41,976)	$(31,987)	(24,136)	(24,749)

Total personnel expense—after reclassification			$456,189	$435,337	$466,781	$460,225

Total noninterest expense—originally reported			$878,383	$808,139	$818,118	$837,628
Reclassification of expenses related to mortgage production			(41,976)	(31,987)	(24,136)	(24,749)

Total noninterest expense—after reclassification			$836,407	$776,152	$793,982	$812,879

Consolidated SunTrust Efficiency Ratio
Efficiency ratio—originally reported			62.43%	57.89%	56.46%	58.87%
Efficiency ratio—after reclassification			61.27	56.90	55.73	58.14

(1)	Amounts are estimated as of the press release date.